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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   August 23, 1996
                                                       ---------------------


                      AMERICAN SPORTS HISTORY INCORPORATED
- ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     NEVADA                      33-55254-46                    87-0485307
- -----------------            -------------------            ------------------
 (State or other                 (Commission                   (IRS Employer
   jurisdiction                  File Number)                  Identification
of incorporation)                                                  Number)


      18-I Heritage Drive, Chatham, New Jersey                  07928
- --------------------------------------------------           -----------
      (Address of principal executive offices)                (Zip Code)



                                 (201) 635-0665
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              (Registrant's telephone number, including area code)


                                 Not applicable
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         (Former name or former address, if changed since last report)


           Total sequentially numbered pages in this document:     3.
                                                              -----------

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ITEM 5.    OTHER EVENTS


On June 30, 1996, a Default Judgment was entered against Infinet, Inc. ("Infinet"), a wholly-owned subsidiary of the Registrant, and against Vincent
M. Nerlino, the Registrant's President/Director and principal shareholder. Mr. Nerlino has filed a Motion to Set Aside the Entry of Default (the "Motion") and Infinet plans to file a similar motion on or before August 28, 1996. Mr. Nerlino has filed briefs on his Motion and is currently awaiting the setting of a date for a hearing on such Motion.

The entry of the Default Judgment is the result of a Cross-Complaint filed by William Brin, former President of Fans Publishing, Inc. ("Fans"), against Infinet and Vincent M. Nerlino, a former Vice-President and shareholder of Fans, in Superior Court of Arizona, Maricopa County, Case No. CV 95-18275. The Cross-Complaint seeks indemnification should any award be obtained in the underlying suit (the "Complaint") together with punitive and compensatory damages according to proof and attorneys' fees.

The Complaint was filed by Dr. Craig B. Pearson against Mr. Nerlino and Mr. Brin and others alleging, among other things, a fraudulent sale of securities, breach of contract, fraud and breach of fiduciary duties. Dr. Pearson is seeking, among other things, actual damages of $600,000, punitive damages, and attorneys' fees.

The court proceeding is in an early stage and no discovery procedures have begun. Both the Registrant and Mr. Nerlino deny any wrongdoing and intend to vigorously defend these actions. However, there is no assurance that the Registrant and/or Mr. Nerlino will be successful in their respective defenses. The Registrant is a development stage company with minimal resources so that any substantial settlement or verdict in favor of the Plaintiff would have a material adverse effect upon the Registrant.

On August 2, 1996, the Registrant was notified by attorneys for Robert
Wheeler ("Wheeler") that a complaint would be filed in the Superior Court of the State of Arizona in and for the County of Maricopa, unless Wheeler's $200,000 investment in the Registrant, plus interests and costs, is not immediately returned. Wheeler is demanding rescission of his investment based upon an allegation that the Registrant failed to timely register Wheeler's stock of the Registrant with the Securities and Exchange Commission.
Settlement negotiations are currently being held between the Registrant and Wheeler. However, there is no assurance that this matter will be satisfactorily resolved without a lawsuit being filed. Although the Registrant denies any wrongdoing and, if a lawsuit is filed, it will vigorously defend against it, there is no assurance that the Registrant will be successful in its defense.
A verdict against the Registrant, if a lawsuit is filed in this matter, would have a material adverse effect upon the Registrant.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 American Sports History Incorporated
                                 -------------------------------------
                                             (Registrant)


                                 By:    /s/ Vincent M. Nerlino
                                    -----------------------------------
                                    Vincent M. Nerlino
                                    President



Date:  August 23, 1996